SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1997

NML VARIABLE ANNUITY ACCOUNT B

ROTH IRA


Beginning January 1, 1998, the Back Load and Front Load Contracts will be offered as Roth IRAs established pursuant to section 408A of the Internal Revenue Code.

Roth IRAs are available to individuals (and their spouses) who have compensation (or earned income) for the year (regardless of their age). Annual contributions to a Roth IRA cannot exceed $2,000 and are reduced by any contributions made to IRAs or other Roth IRAs for the year. The $2,000 annual limit phases out for married individuals filing joint returns between an adjusted gross income of $150,000 and $160,000 and for single individuals between an adjusted gross income of $95,000 and $110,000.

Contributions to a Roth IRA are not deductible and qualified distributions are tax-free. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the contract, and (2) made after the Owner has attained age 59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable to the extent it exceeds the basis in the contract. Distributions are not required to be made from a Roth IRA before the Owner's death.

IRA proceeds may be rolled over
to a Roth IRA by individuals with an adjusted gross income of $100,000 or less (not including the rollover amount). IRA rollovers are fully taxable, although the tax on rollovers made in 1998 can be prorated over the 4-year period following the rollover. IRA rollovers are not subject to a premature withdrawal penalty, but a withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies) and, if the rollover was made in 1998, to an additional 10% tax.

The date of this Prospectus Supplement is December 15, 1997.





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